EXHIBIT (10)(b)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Consent of Independent Registered Public Accounting Firm

We consent to the reference to our firm under the caption “Independent Registered Public Accounting Firm” in the Statement of Additional Information and to use of our reports: (1) dated April 28, 2014, with respect to the statutory-basis financial statements and schedules of Western Reserve Life Assurance Co. of Ohio and (2) dated April 28, 2014, with respect to the financial statements of the subaccounts of the WRL Series Annuity Account, included in Post-Effective Amendment No. 19 to the Registration Statement (Form N-4, No. 333-82705) and related Prospectus of WRL Freedom Premier.

Des Moines, IA April 28, 2014